UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported) February 16, 2005
                                                       (February 14, 2005)
                                                       -------------------

                                NetRatings, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

             0-27907                                     77-0461990
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      (Commission File Number)               (IRS Employer Identification No.)

120 West 45th Street, 35th Floor, New York, New York                  10036
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      (Address of Principal Executive Offices)                     (Zip Code)

                                 (212) 703-5900
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              (Registrant's Telephone Number, Including Area Code)

                                      N/A
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         (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement.

1. On February 14, 2005, the Compensation Committee (the "Committee") of the Board of Directors of NetRatings, Inc. (the "Company") determined the amount of 2004 bonuses payable to certain executive officers under the Company's executive bonus plan. The following named executive officers will be paid 2004 cash bonuses as set forth below:


Name and Position                                                 2004 Bonus
-----------------                                                 ----------
William Pulver, President and Chief Executive Officer              $270,000
Todd Sloan, Executive Vice President of Corporate Development,     $118,750
Chief Financial Officer and Secretary
Manish Bhatia, Senior Vice President, Product Marketing and         $79,088
Business Development
George Durney, Senior Vice President, Sales                         $48,450

2. On February 14, 2005, the Committee, during its annual review of salaries, also approved an increase of approximately three percent (3%) in the 2005 annual base compensation of William Pulver, Todd Sloan, Manish Bhatia and George Durney, to be effective March 2005.

3. On February 14, 2005, the Committee also approved the grant of the following number of shares of restricted stock to the following executive officers of the Company. The terms of these grants will subsequently be determined by the Committee.

Name and Position                                                  Shares
-----------------                                                  ------
William Pulver, President and Chief Executive Officer              40,000
Todd Sloan, Executive Vice President of Corporate Development, 30,000 Chief Financial Officer and Secretary
Manish Bhatia, Senior Vice President, Product Marketing and        20,000
Business Development
George Durney, Senior Vice President, Sales                        20,000

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  February 16, 2005

                                      NETRATINGS, INC.

                                      By:/s/ William Pulver
                                         ------------------------
                                         William Pulver
                                         President and Chief Executive Officer